UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 10, 2006

FOREST OIL CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-13515	25-0484900
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation or organization)	File Number)	Identification No.)

707 Seventeenth Street
Suite 3600
Denver, Colorado  80202

(Address of Principal Executive Offices)

(303) 812-1400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events

On February 10, 2006, Forest announced that its Board of Directors has declared a special stock dividend payable to all holders of common stock of record on February 21, 2006, which will consist of shares of Forest Energy Resources, Inc. (“FERI”), its wholly owned subsidiary that holds its offshore Gulf of Mexico operations.  Pursuant to the terms of the dividend, each shareholder of record on February 21, 2006 will receive approximately 0.8 shares of FERI common stock.   Immediately after the dividend distribution, FERI will merge with a subsidiary of Mariner Energy, Inc. (“Mariner”) in a stock for stock transaction with each share of FERI exchanged for one share of Mariner.  In lieu of fractional shares, shareholders will receive a cash distribution.  The dividend is subject to Mariner stockholders voting in favor of the merger and satisfaction or waiver of other closing conditions.  If the merger is approved, the dividend is expected to be paid and the merger completed on March 2, 2006.

Item 7.01.              Regulation FD Disclosure.

The information furnished pursuant to Item 7.01 in this report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of that section, unless Forest specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.

These materials are not a substitute for the registration statement that was filed with the Securities and Exchange Commission in connection with the transaction, or the proxy statement/prospectus-information statement being mailed to stockholders. Investors are urged to read the proxy statement/prospectus-information statement which contains important information, including detailed risk factors. The proxy statement/prospectus-information statement and other documents that are filed by Forest and Mariner with the Securities and Exchange Commission will be available free of charge at the SEC’s website www.sec.gov, or by directing a request when such a filing is made to Forest Oil Corporation. 707 17th Street, Suite 3600, Denver, CO 80202. Attention: Investor Relations: or by directing a request when such a filing is made to Mariner Energy Inc., One BriarLake Plaza, 2000 West Sam Houston Parkway South, Suite 2000, Houston, TX 77042-3622, Attention: Investor Relations.

Mariner, Forest and their respective directors, and executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the participants in the solicitation is set forth in the proxy statement/prospectus-information statement.

Item 9.01.              Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit	Description

99.1

Forest Oil Corporation press release dated February 10, 2006, entitled “Forest Oil Announces Final Stages of the Proposed Spin-Off of its Offshore Gulf of Mexico Operations and Special Stock Dividend to Shareholders and Merger Transaction.”

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FOREST OIL CORPORATION

Dated: February 13, 2006	By:	/s/ CYRUS D. MARTER IV
Cyrus D. Marter IV
Vice President, General Counsel and Secretary

INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K

Exhibit	Description

99.1

Forest Oil Corporation press release dated February 10, 2006, entitled “Forest Oil Announces Final Stages of the Proposed Spin-Off of its Offshore Gulf of Mexico Operations and Special Stock Dividend to Shareholders and Merger Transaction.”